                                                                 Exhibit 10.22.2
                                                                 ---------------

                                    AMENDMENT
                                       TO
                             AGREEMENT OF EMPLOYMENT

     This AMENDMENT TO AGREEMENT OF EMPLOYMENT (this "Amendment"), dated as of December 19, 2001, is intended to modify the Agreement of Employment, dated as of April 27, 2001 (the "Agreement of Employment"), among Independent Wireless One Corporation, a Delaware corporation ("IWO"), IWO Holdings, Inc., a Delaware corporation ("Holdings" and together with IWO, the "Corporation") and Timothy J. Medina (the "Employee").

                                    RECITALS

     WHEREAS, the Corporation and the Employee desire to amend the Agreement of Employment in the manner set forth below.

                                   AGREEMENTS

     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the parties hereto agree as follows:

     Section 1. Effective immediately prior to and subject to the consummation
     ---------
of a Saints Merger (as defined in Section 2 hereof):

     (a) Section 7(b)(iii) of the Agreement of Employment is hereby amended by replacing the last sentence thereof with the following sentence:

          "In the event that this Agreement is terminated pursuant to this subparagraph (iii), Employee shall be entitled to payment on the Effective Termination Date of an amount equal to: (A)(I) if the Effective Termination Date occurs during the period from the Effective Date until the later of the date occurring 90 days after a Saints Merger and July 31, 2002, two times the basic salary then in effect pursuant to paragraph 3(a); (II) if the Effective Termination Date occurs during the period from the later of the date occurring 90 days after a Saints Merger and July 31, 2002 until the date occurring at the end of the second 12 months of employment, the basic salary due pursuant to paragraph 3(a) to accrue during the 12 months following the Effective Termination Date and (III) if the Effective Termination Date occurs after the second 12 months of employment, the basic salary due pursuant to paragraph 3(a) to accrue during the remainder of the initial term of this Agreement; plus (B) such cash bonus compensation prorated to the Effective Termination Date otherwise due Employee pursuant to paragraph 3(b); and (C) the benefits to be paid to Employee pursuant to paragraph 3(c), 3(d) and 3(e) prorated to the Effective Termination Date."

     (b) Section 7(d) of the Agreement of Employment is hereby amended by inserting the following sentence after the last sentence thereof:

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          "Notwithstanding the foregoing, in the event Employee gives his notice to terminate at any time on or after the later of the date occurring
          90 days after a Saints Merger and July 31, 2002 and prior to the expiration of the Initial Term, Employee shall be entitled to payment within five days of the date Employee gives such notice to terminate (the "Effective Notice Date") of an amount equal to (A) two times the basic salary then in effect pursuant to paragraph 3(a); (B) such cash bonus compensation prorated to the Effective Notice Date otherwise due Employee pursuant to paragraph 3(b); and (C) the benefits to be paid to Employee pursuant to paragraph 3(c), 3(d) and 3(e) prorated to the Effective Notice Date.

     Section 2. "Saints Merger" means a transaction that (i) results in (x) the
     ---------
merger, consolidation or amalgamation or other business combination of Holdings with or into the entity referred to by Holdings as "Saints" or a wholly-owned subsidiary of Saints or (y) the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the assets of Holdings and its subsidiaries, considered as a whole, to Saints and
(ii) closes prior to the date occurring 181 days after the signing of a definitive agreement for such transaction.

     Section 3. This Amendment shall not be effective unless shareholder
     ---------
approval meeting the requirements of Section 280G(b)(5) of the Internal Revenue Code of 1986, as amended, is obtained.

     Section 4.
     ---------

     (a) This Amendment may be executed in two or more counterparts, each of which will be deemed an original but which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

     (b) All references to Section in this Amendment refer to Sections of this Amendment, unless otherwise expressly provided for.

     (c) All other provisions of the Agreement of Employment not amended hereby will remain in full force and effect.

                            [signature page follows]

                                       2

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     IN WITNESS WHEREOF, IWO and Holdings have caused this Amendment to be signed by their respective officers hereunto duly authorized, and the Employee has hereunto set his hand, effective as of the day and year first above written.

                                                  INDEPENDENT WIRELESS ONE
                                                  CORPORATION


                                                  By: /s/ Steven M. Nielsen
                                                      --------------------------
                                                  Name:  Steven M. Nielsen
                                                  Title: Chief Executive Officer


                                                  IWO HOLDINGS, INC.


                                                  By: /s/ Steven M. Nielsen
                                                      --------------------------
                                                  Name:  Steven M. Nielsen
                                                  Title: Chief Executive Officer


                                                  EMPLOYEE


                                                  /s/ Timothy J. Medina
                                                  ------------------------------
                                                  Timothy J. Medina